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EXHIBIT 23.2

                       CONRAD C. LYSIAK
                 Attorney and Counselor at Law
                     601 West First Avenue
                           Suite 503
                  Spokane, Washington   99201
                        (509) 624-1475
                      FAX: (509) 747-1770



                            CONSENT

     I HEREBY CONSENT to the inclusion of my name in connection with the Form S-8 Registration Statement filed with the Securities and Exchange Commission as attorney for the registrant, ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.

     DATED this 18th  day of May, 2000.

                                   Yours truly,

                                   /s/ Conrad C. Lysiak
                                   Conrad C. Lysiak